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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549

                                ------------------

                                     FORM 8-K

                  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                         THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): June 8, 2001


                                Owens-Illinois, Inc.
                        -------------------------------------
                (Exact name of registrant as specified in its charter)


     DELAWARE                     001-09576                  22-2781933
----------------------      -----------------------    -----------------------
  (State or other           (Commission File Number)      (I.R.S. Employer
  jurisdiction of                                       Identification Number)
   Incorporation)


                            ONE SEAGATE, TOLEDO, OHIO 43666
                  ------------------------------------------------------
                  (Address of principal executive offices)    (Zip Code)


                                     (419) 247-5000
                  ------------------------------------------------------
                   (Registrant's telephone number, including area code)

                                           N/A
                  ------------------------------------------------------
               (former name or former address, if changed since last report)



ITEM 5.  OTHER EVENTS.

        On June 8, 2001, Owens-Illinois, Inc. issued a press release announcing that it has completed the previously announced sale of its Harbor Capital Advisors business to Robeco Groep N.V.

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The press release is filed as Exhibit 99.1 attached hereto and is hereby incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (a)  Not applicable

    (b)  Not applicable

    (c)  Exhibits

         99.1 Press Release dated June 8, 2001 of Owens-Illinois, Inc.



                                SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                OWENS-ILLINOIS, INC.


Dated: June 8, 2001             By:  /s/ DAVID G. VAN HOOSER
                                     -----------------------
                                     Name:  David G. Van Hooser
                                     Title: Senior Vice President and
                                            Chief Financial Officer




                                EXHIBIT INDEX

EXHIBIT NUMBER      DESCRIPTION OF THE EXHIBIT
--------------      --------------------------

99.1                Press Release dated June 8, 2001 of Owens-Illinois, Inc.